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EXHIBIT 10.48
                                 PROMISSORY NOTE

                                (LINE OF CREDIT)

         THIS PROMISSORY NOTE (LINE OF CREDIT) AMENDS, RESTATES AND DECREASES, WITHOUT NOVATION OR SATISFACTION, A PROMISSORY NOTE (LINE OF CREDIT
         NOTE), NOTE NO. 02007144, DATED MARCH 12, 1998, EFFECTIVE FEBRUARY 1, 1998


$20,944,205.00                         Note No.: _______________________

                                                FARMINGTON HILLS, MICHIGAN

Due Date: OCTOBER 1, 1999              Dated:   SEPTEMBER 1, 1998


         FOR VALUE RECEIVED on the Due Date, the undersigned, jointly and severally (the "Borrower"), promise to pay to the order of MICHIGAN NATIONAL BANK, a NATIONAL BANKING ASSOCIATION (the "Bank"), at its office set forth below or at such other place as Bank may designate in writing, the principal sum of TWENTY MILLION NINE HUNDRED FORTY FOUR THOUSAND TWO HUNDRED FIVE AND 00/100 DOLLARS ($20,944,205.00), UNTIL OCTOBER 1, 1998, AT WHICH TIME THE PRINCIPAL SUMS SHALL BE REDUCED AS FOLLOWS:

         (1) AS OF OCTOBER 15, 1998, THE PRINCIPAL SUM SHALL NOT EXCEED TWENTY MILLION FOUR HUNDRED FORTY FOUR THOUSAND TWO HUNDRED FIVE AND 00/100 DOLLARS ($20,444,205.00);

         (2) AS OF NOVEMBER 15, 1998, THE PRINCIPAL SUM SHALL NOT EXCEED NINETEEN MILLION NINE HUNDRED FORTY FOUR THOUSAND TWO HUNDRED FIVE AND 00/100 DOLLARS ($19,944,205.00);

         (3) AS OF DECEMBER 15, 1998, THE PRINCIPAL SUM SHALL NOT EXCEED NINETEEN MILLION FOUR HUNDRED FORTY FOUR THOUSAND TWO HUNDRED FIVE AND 00/100 DOLLARS ($19,444,205.00);

         (4) AS OF JANUARY 15, 1999, THE PRINCIPAL SUM SHALL NOT EXCEED EIGHTEEN MILLION FOUR HUNDRED FORTY FOUR THOUSAND TWO HUNDRED FIVE AND 00/100 DOLLARS ($18,444,205.00);

         (5) AS OF FEBRUARY 15, 1999, THE PRINCIPAL SUM SHALL NOT EXCEED SEVENTEEN MILLION NINE HUNDRED FORTY FOUR THOUSAND TWO HUNDRED FIVE AND 00/100 DOLLARS ($17,944,205.00);

         (6) AS OF APRIL 15, 1999, THE PRINCIPAL SUM SHALL NOT EXCEED EIGHT MILLION AND 00/100 DOLLARS ($8,000,000.00); or

such lesser sum as shall have been advanced by Bank to Borrower under the loan account hereinafter described, plus interest as hereinafter provided, all in lawful money of the United States of America. The unpaid principal balance of this promissory note ("Note") shall bear interest computed upon the basis of a year of 360 days for the actual number of days elapsed in a month, at a rate of interest (the "Effective Interest Rate") which is equal to:

         ONE PERCENT (1.00%) per annum in excess of that rate of interest established by BANK as its PRIME RATE (the "Index"), as such Index may vary from time to time. Borrower understands and agrees that the Effective Interest Rate payable to Bank under this Note shall be determined by reference to the Index and not by reference to the actual rate of interest charged by the Bank to any particular borrower(s). If the Index shall be increased or decreased, the Effective Interest Rate under this Note shall be increased or decreased by the same amount, effective upon the day of each increase or decrease in the Index.

         Interest on all principal amounts advanced by Bank from time to time and unpaid by Borrower shall be paid on the FIRST day of OCTOBER, 1998, and on the FIRST day of each MONTH thereafter.

         Advances of principal, repayment, and readvances may be made under this Note AS STATED ABOVE AND AS SET FORTH IN THE BUSINESS LOAN AGREEMENT ADDENDUM (LINE OF CREDIT WITH LETTER OF CREDIT ADVANCES), SECTION IV. ADVANCE REQUIREMENT EXECUTED ON MARCH 12, 1998, EFFECTIVE FEBRUARY 1, 1998, AS AMENDED ON EVEN DATE HEREOF, from time to time, but Bank, in its sole discretion, may refuse to make advances or readvances hereunder during any period(s) this Note is in default. All advances made hereunder shall be charged to a loan account in Borrower's name on Bank's books, and Bank shall debit to such account the amount of each advance made to, and credit to such account the amount of each repayment made by Borrower. From time to time, Bank shall furnish Borrower a statement of Borrower's loan account, which statement shall be deemed to be correct, accepted by, and binding upon Borrower, unless Bank receives a written statement of exceptions from Borrower within ten (10) days after such statement has been furnished.



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         This Note may be paid in full or in part at any time without payment of any prepayment fee. All payments received shall, at the option of the Bank, first be applied against accrued and unpaid interest and the balance against principal. Borrower expressly assumes all risks of loss or delay in the delivery of any payments made by mail, and no course of conduct or dealing shall affect Borrower's assumption of these risks. Borrower shall not be required to pay interest at a rate greater than the maximum allowed by law and any interest payment received by Bank which exceeds the maximum legal rate shall be automatically credited upon the unpaid principal balance of this Note. If the Bank determines the Effective Interest Rate is, or may be, usurious or otherwise limited by law, the unpaid balance of this Note shall, at Bank's option, become immediately due and payable.

         Upon the occurrence of any of the Events of Default DESCRIBED IN THE AMENDED AND RESTATED BUSINESS LOAN AGREEMENT EXECUTED ON MARCH 12, 1998, EFFECTIVE FEBRUARY 1, 1998, AS AMENDED ON EVEN DATE HEREOF, the Bank, at its option, and without FURTHER notice to Borrower, may declare the entire unpaid principal balance of this Note and all accrued interest, together with all other indebtedness of Borrower to Bank, to be immediately due and payable.

         Upon the occurrence of any Event of Default, or upon non-payment of this Note after demand, the unpaid principal balance of this Note shall bear interest at a rate which is two percent (2%) greater than the Effective Interest Rate otherwise applicable. If any payment under this Note is not paid within ten
(10) days after the date due, at the option of Bank a late charge of not more than five cents ($.05) for each dollar of the installment past due may be charged by Bank. In addition to any other security interest granted, Borrower hereby grants Bank a security interest in all of Borrower's bank deposits, instruments, negotiable documents, and chattel paper which at any time are in the possession or control of Bank, and after the occurrence of any Event of Default, Bank may apply its own indebtedness or liability to Borrower or any guarantor to any indebtedness due under this Note. Borrower agrees to pay all of the Bank's costs incurred in the collection of this Note, including reasonable attorney fees.

         Acceptance by Bank of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and Bank's acceptance of any such partial payment shall not constitute a waiver of Bank's right to receive the entire amount due. Borrower and all guarantors of this Note do hereby (I) jointly and severally waive presentment for payment, demand, notice of non-payment, notice of protest or protest of this Note, any defenses under 3-605 of the Michigan Uniform Commercial Code, the release of any collateral or part thereof, with or without substitution, and Bank diligence in collection or bringing suit, and (ii) do hereby consent to any and all extensions of time, renewals, waivers or modifications as may be granted by Bank with respect to payment or any other provisions of this Note. The liability of the Borrower under this Note shall be absolute and unconditional, without regard to the liability of any other party. This Note shall be deemed to have been executed in Michigan, and all rights and obligations hereunder shall be governed by the laws of the State of Michigan.

This Note is secured by:

         AMENDED AND RESTATED BUSINESS LOAN AGREEMENT DATED MARCH 12, 1998, EFFECTIVE FEBRUARY 1, 1998, AS AMENDED BY AN AMENDMENT OF BUSINESS LOAN AGREEMENT DATED SEPTEMBER 1, 1998

         TRI-PARTY AGREEMENT DATED SEPTEMBER 1, 1998

         PLEDGE AGREEMENT DATED SEPTEMBER 1, 1998

         SECURITY AGREEMENT DATED SEPTEMBER 1, 1998

         Reference is hereby made to the document(s) and agreement(s) described above (the "Related Documents") for additional terms and conditions relating to this Note.

                                    BORROWER:

                                    UNITED AMERICAN HEALTHCARE
                                    CORPORATION ,
                                    a MICHIGAN CORPORATION
BORROWER ADDRESS:

1155 Brewery Park Blvd. Suite 200   By:_____________________________________
Detroit, Michigan 48207                 Gregory Moses
                                    Its: Chief Operating Officer

                                    AND


                                    By:______________________________________
                                        Paul G. Samuels
                                    Its: Interim Chief Financial Officer

                                    Tax ID No.: 38-2526913
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BANK ADDRESS:
27777 Inkster Road [10-60]
Farmington Hills, Michigan 48333